BofA FUNDS SERIES TRUST

Supplement dated February 23, 2016 to the Prospectuses and Statement of Additional

Information (the SAI), each dated as of January 1, 2016, as supplemented

BofA California Tax-Exempt Reserves	BofA Municipal Reserves
BofA Connecticut Municipal Reserves	BofA New York Tax-Exempt Reserves
BofA Massachusetts Municipal Reserves	BofA Tax-Exempt Reserves

(each, a “BofA Municipal Fund” and, collectively, the “BofA Municipal Funds”)

On February 22, 2016, the Board of Trustees of BofA Funds Series Trust (the “Board”) considered and approved a proposal from the BofA Municipal Funds’ investment adviser, BofA Advisors, LLC (the “Advisor”), to liquidate each of the BofA Municipal Funds.  The Board’s decision was based on the Advisor’s recommendation, as well as recent input from key intermediaries, who represent the vast majority of assets invested in the BofA Municipal Funds, that they would no longer offer municipal money market funds to their clients.

The liquidation of the BofA Municipal Funds is expected to occur by the close of business on April 8, 2016 (the “Liquidation Date”; the period between February 22, 2016 and the Liquidation Date is referred to as the “Liquidation Period”).  At that time, each BofA Municipal Fund will be completely liquidated and any remaining shareholders will receive liquidation proceeds equal to their net asset value per share holdings on the Liquidation Date.  As described in the BofA Municipal Funds’ prospectuses and SAI, BofA Global Capital Management Group, LLC, the direct parent company of the Advisor, has entered into an agreement to transfer the investment management responsibilities of the Advisor to BlackRock, Inc. (the “Transaction”).  Given that the BofA Municipal Funds will be liquidating in advance of the closing of the Transaction, the management of such Funds will not be transferred to BlackRock, Inc.

During the Liquidation Period, investors will continue to be able to make purchases of the BofA Municipal Funds’ shares. While the BofA Municipal Funds will remain open for investments by new and existing shareholders, to generate the liquidity necessary to meet shareholder redemptions and manage an orderly liquidation of the BofA Municipal Funds’ portfolios, the managers of the BofA Municipal Funds will seek to increase the BofA Municipal Funds’ liquidity levels throughout the Liquidation Period.  As a result of these actions, the BofA Municipal Funds will not be investing according to their respective, existing investment strategies throughout the Liquidation Period.  This may cause the BofA Municipal Funds’ gross yields to decrease.  However, the BofA Municipal Funds’ distributor and, as necessary, the Advisor will continue to reimburse class-specific BofA Municipal Fund expenses to maintain a minimum annualized net yield for all classes of each BofA Municipal Fund throughout the Liquidation Period.  Redemptions initiated before the Liquidation Date will be processed in accordance with standard redemption practices as outlined in each BofA Municipal Fund’s prospectuses.  No fee will be charged for share redemptions, per standard procedures.

The Advisor has provided assurances that no BofA Municipal Fund shareholder will receive less than $1.00 per share in connection with the liquidations (the “BofA Undertaking”).  The BofA Municipal Funds are also reporting the BofA Undertaking on Form N-CR and will report the amount of any capital support provided by the Advisor or its affiliates during the Liquidation Period in future Form N-CR filings.

For additional information regarding the liquidations, including how it will affect any of the BofA Municipal Funds existing features or privileges, please feel free to contact your relationship manager, your U.S. Trust or Merrill Lynch representative, or the BofA Funds directly at 888.331.0904.

Shareholders should retain this Supplement for future reference.

SUP-0216